EXHIBIT 21.1
SUBSIDIARIES OF REGISTRANT

	STATE OF		STATE OF
NAME OF U.S. SUBSIDIARY	INCORPORATION	NAME OF U.S. SUBSIDIARY	INCORPORATION

(CA) ADS, LLC	Delaware	CCARE (MULTI) GP QRS 11-60, INC.	Delaware
(CA) CHC LP	Delaware	CCARE (MULTI) LIMITED PARTNERSHIP	Delaware
ACT (GER) LLC	Delaware	CFP (MD) QRS 11-30, INC.	Maryland
ACT (GER) QRS 15-58, INC.	Delaware	CFP (MD) QRS 11-33, INC.	Maryland
ACT MM (GER) QRS 15-62, INC.	Delaware	CFP LOAN (MD) QRS 11-40, INC.	Maryland
ADS2 (CA) QRS 11-41, INC.	California	CIP FINANCE COMPANY (UK) QRS 11-50, INC.	Delaware
ADVA 15 (GA) LLC	Delaware	CITRUS HEIGHTS (CA) GP, LLC	Delaware
ADV-QRS 15 (GA) QRS 15-4, INC.	Delaware	CLEAR (NY) L.P.	Delaware
AFF- CALL MANAGER (IL) QRS 15-81, INC.	Delaware	CLEAR (NY) QRS 15-20, INC.	Delaware
AFF-CALL (IL) LLC	Delaware	COMP (TX) QRS 11-42, INC.	Delaware
AFF-CALL MEMBER (IL) QRS 15-70 INC.	Delaware	COMP DELAWARE LP	Delaware
AFSI (AR) 11-2, INC.	Delaware	COMQUEST WEST (AZ) 11-68, INC.	Delaware
AFSNYS (NY) QRS 15-37, INC.	Delaware	CONTAINERS (DE) LIMITED PARTNERSHIP	Delaware
ALP (TX) QRS 11-28, INC.	Texas	CONTAINERS (DE) QRS 15-36, INC.	Delaware
AMERI-MMI (SC) 11-11, INC.	Delaware	CPA 15 FINANCE COMPANY (UK) QRS 15-24, INC.	Delaware
AMPD (DE) LIMITED PARTNERSHIP	Delaware	CTC (VA) QRS 11-32, INC.	Virginia
AMPD GP (DE) QRS 15-35, INC.	Delaware	DAN (FL) QRS 15-7, INC.	Delaware
AMPD LP (DE) TRUST	Maryland	DARWEN (UK) QRS 15-61, INC.	Delaware
ANAD (DE) LIMITED PARTNERSHIP	Delaware	DDI (NE) QRS 10-15, INC.	Nebraska
AUTO (FL) QRS 11-39, INC.	Florida	DDI (NE) QRS 11-13, INC.	Nebraska
AUTO LOAN (MD) TRUST	Maryland	DEFEND 15 LLC	Delaware
AUTOMONEY (TX) QRS 15-28, INC.	Delaware	DELAWARE COMP LLC	Delaware
AUTOMONEY LIMITED PARTNERSHIP	Delaware	DELMO (DE) QRS 11/12-1, INC.	Delaware
BB (MULTI) LP	Delaware	DELMO (PA) QRS 11-36	Pennsylvania
BB 11 (MD)	Maryland	DELMO 11/12 DE LLC	Delaware
BBC (NE) QRS 11-18, INC.	Nebraska	DENT (TX) LP	Delaware
BELGOV (DE) QRS 15-66, INC.	Delaware	DENT (TX) TRUST	Maryland
BELMET (IL) QRS 11-9, INC.	Illinois	DENTON (TX) QRS 10-2, INC.	Texas
BEST (MULTI) QRS 11-55, INC.	Delaware	DENTON (TX) QRS 10-2, LLC	Delaware
BFS (DE) LP	Delaware	DEYKIN AVENUE (UK) QRS 15-22, INC.	Delaware
BN (CT) QRS 11-57, INC.	Delaware	DRAYTON PLAINS (MI), LLC.	Delaware
BN (MA) QRS 11-26, INC.	Massachusetts	DSG (IN) QRS 15-44, INC.	Delaware
BN (MA) QRS 11-58, INC.	Massachusetts	ELWA-BV (NY) QRS 11-24, INC.	New York
BOLDER (CO) QRS 11-44, INC.	Delaware	ENCLOSURES (IRELAND) QRS 15-27, INC.	Delaware
BOLT (DE) LIMITED PARTNERSHIP	Delaware	ENERGY (NJ) QRS 15-10, INC.	Delaware
BOLT (DE) QRS 15-26, INC.	Delaware	FINIT (FI) LLC	Delaware
BOLT (DE) TRUST	Maryland	FIT (CO) QRS 15-59, INC.	Delaware
BONE (DE) QRS 15-12, INC.	Delaware	FRAME BOY (DE) QRS 15-23, INC.	Delaware
BOOKS (CT) QRS 11-15, INC.	Connecticut	GAL III (IN) QRS 15-49, INC.	Delaware
BRY-PL (DE) LIMITED PARTNERSHIP	Delaware	GAL III (NJ) QRS 15-45, INC.	Delaware
BRY-PL (MD) TRUST	Maryland	GAL III (NY) QRS 15-48, INC.	Delaware
BRY-PL GP (DE) QRS 15-57, INC.	Delaware	GB-ACT (GER) LIMITED PARTNERSHIP	Delaware
BVNY (DE) LLC	Delaware	GENA, LLC	Delaware
BVNY (DE) MM QRS 11-63, INC.	Delaware	GIFT (VA) LLC	Delaware
BVS (NY) QRS 11-10, INC.	New York	GIFT (VA) QRS 15-43 INC.	Delaware
BVS (NY) QRS 11-64, INC.	Delaware	GOLDFISH (DE) LP	Delaware
CARDS (CA) QRS 11-37, INC.	Delaware	GR (TX) GP QRS 11-67, INC.	Delaware
CARDS LIMITED LIABILITY COMPANY	Delaware	GR (TX) LP	Delaware
CC (ILVA) GP QRS 11-66, INC.	Delaware	GR (TX) TRUST	Maryland
CC (ILVA) L.P.	Delaware	GRC (TX) LIMITED PARTNERSHIP	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

	STATE OF		STATE OF
NAME OF U.S SUBSIDIARY	INCORPORATION	NAME OF U.S. SUBSIDIARY	INCORPORATION

GRC (TX) QRS 15-47, INC.	Delaware	PLEX (WI) QRS 11-56, INC.	Delaware
GRC-II (TX) LIMITED PARTNERSHIP	Delaware	PLUM (DE) QRS 15-67, INC.	Delaware
GRC-II (TX) QRS 15-80, INC.	Delaware	PMWI (IA) QRS 10-16, INC.	Iowa
GRC-II (TX) TRUST	Maryland	POHJ LANDLORD (FINLAND) LLC	Delaware
GROCERY (OK) QRS 15-5, INC.	Delaware	POHJ MEMBER (FINLAND) QRS 15-82, INC.	Delaware
HAMMER (DE) QRS 15-32, INC.	Delaware	POL (NC) QRS 15-25, INC.	Delaware
HAMMER (DE) LIMITED PARTNERSHIP	Delaware	QRS 10 PAYING AGENT, INC.	New York
HAMMER (DE) LP QRS 15-33, INC.	Delaware	QRS 10-1 (ILL), INC.	Illinois
HIBBETT (AL) 11-41, INC.	Delaware	QRS 10-11 (MD), INC.	Maryland
HINCK 15 LP (DE) QRS 15-84, INC.	Delaware	QRS 10-12 (TX), INC.	Texas
HINCK LANDLORD (DE) LIMITED PARTNERSHIP	Delaware	QRS 10-18 (FL), LLC	Delaware
HUM (DE) QRS 11-45, INC.	Delaware	QRS 10-3 (CT), INC.	Connecticut
ICG (TX) LIMITED PARTNERSHIP	Delaware	QRS 10-5 (OH), INC.	Ohio
ICG-GP (TX) QRS 15-3, INC.	Delaware	QRS 10-7 (NY), INC.	New York
ICG-LP (TX) TRUST	Maryland	QRS 10-9 (AR), INC.	Arizona
ISA JERSEY QRS 11-51, INC.	Delaware	QRS 11-12 (FL), LLC	Delaware
LABRADOR (AZ) LP	Delaware	QRS 11-14 (NC), LLC	Delaware
LEADING ASP MD QRS 15-16 INC.	Delaware	QRS 11-17 (NY), INC.	New York
LEARN (IL) QRS 11-53, INC.	Delaware	QRS 11-2 (AR), INC.	Arizona
LEXGEN (DE) LP	Delaware	QRS 11-20 (UT), INC.	Utah
LEXGEN BT (TX) QRS 15-52, INC.	Delaware	QRS 11-27 (OH), INC.	Ohio
LOGIC (UK) QRS 11-49, INC.	Delaware	QRS 11-29 (TX), INC.	Texas
LT FITNESS (DE) QRS 15-53, INC.	Delaware	QRS 11-3 (MD), INC.	Maryland
MARCOURT INVESTMENTS INCORPORATED	Maryland	QRS 11-41, LLC	Delaware
MASTER (DE) QRS 15-71, INC.	Delaware	QRS 11-5 (TX), INC.	Texas
MBM-BEEF (DE) QRS 15-18, INC.	Delaware	QRS 11-6 (NJ), INC.	New Jersey
MECHANIC (AZ) QRS 15-41, INC.	Delaware	QRS 11-PAYING AGENT, INC.	New York
MEDI (PA) LIMITED PARTNERSHIP	Delaware	QRS 15 PAYING AGENT, INC.	New York
MEDI (PA) QRS 15-21, INC.	Delaware	QS (UK) QRS 15-42, INC.	Delaware
MEDI (PA) TRUST	Delaware	QS ARK (DE) QRS 15-38, INC.	Delaware
MICRO (CA) QRS 11-43, INC.	Delaware	QS-DARWEN (UK) QRS 15-60, INC.	Delaware
MM (UT) QRS 11-59, INC.	Delaware	QSHIRE (IRELAND) QRS 15-29, INC.	Delaware
MMI (SC) QRS 11-11, LLC	South Carolina	QSHIRE (UK) QRS 15-30, INC.	Delaware
MODULE (DE) LMITED PARTNERSHIP	Delaware	QUEST-US WEST (AZ) QRS 11-68, LLC	Delaware
MONS (DE) QRS 15-68, INC.	Delaware	RAILS (UK) QRS 15-54, INC.	Delaware
NEENAH (WI) QRS 11-31, INC.	Wisconsin	RANDOLPH/CLINTON LIMITED PARTNERSHIP	Delaware
NEOSERV (CO) QRS 10-13, INC.	Colorado	RII (CA) QRS 15-2, INC.	Delaware
NEOSERV (CO) QRS 11-8, INC.	Colorado	SALTED PEANUTS (LA) QRS 15-13, INC.	Delaware
ONE CABIN INTERIOR QRS (FL) 15-9, INC.	Delaware	SCAN (OR) QRS 11-47, INC.	Delaware
OPTICAL (CA) QRS 15-8, INC.	Delaware	SF (TX) GP QRS 11-61, INC.	Delaware
OVERTAPE (CA) QRS 15-14, INC.	Delaware	SF (TX) LP	Delaware
OX (AL) LLC	Delaware	SF (TX) TRUST	Maryland
OX-GP (AL) QRS 15-15, INC.	Delaware	SFC (TN) QRS 11-21, INC.	Tennessee
PACK (UK) QRS 11-52, INC.	Delaware	SFC (TX) QRS 11-38, INC.	Texas
PEM (MN) QRS 15-39, INC.	Delaware	SHAQ (DE) QRS 15-75, INC.	Delaware
PET (TX) GP QRS 11-62, INC.	Delaware	SPORT (MI) QRS 15-40, INC.	Delaware
PET (TX) LP	Delaware	ST (TX) GP QRS 11-63, INC.	Delaware
PET (TX) TRUST	Maryland	ST (TX) LP	Delaware
PETS (TX) QRS 11-23, INC.	Texas	ST (TX) TRUST	Maryland
PLANO (TX) QRS 11-7, INC.	Texas	STOR-MOVE UH 15 BUSINESS TRUST	Massachusetts
PLASTIC (DE) TRUST	Maryland	SURFACE (DE) QRS 15-46, INC.	Delaware
PLASTIC LIMITED PARTNERSHIP	Delaware	SUSPENSION (DE) QRS 15-1, INC.	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

	STATE OF		COUNTRY OF
NAME OF U.S SUBSIDIARY	INCORPORATION	NAME OF FOREIGN SUBSIDIARY	INCORPORATION

THREE AIRCRAFT SEATS (DE) P	Delaware	BBA I INVEST	Foreign — France
THREE CABIN INTERIORS (MD)	Maryland	BBA II INVEST	Foreign — France
THREE OVERHEAD LIGHTS QRS (DE) 15-11, INC.	Delaware	DFENCE BELGIUM 15 SPRL	Foreign — Belgium
TITO (FI) QRS 15-81, INC.	Delaware	KIINTEISTO OY TIETOIE 6	Foreign — Finland
TOYS (NE) QRS 15-74, INC.	Delaware	KIINTEISTO OY TIETOKILO 1-2	Foreign — Finland
TRANS (FL) QRS 15-34, INC.	Maryland	THAL DFENSE AUBAGNE	Foreign – France
TRENDS (FL) QRS 15-6, INC.	Delaware	THAL DFENSE CONFLANS	Foreign — France
TSR (TX) QRS 11-48, INC.	Delaware	THAL DFENSE LAVAL	Foreign — France
UH STORAGE (DE) LIMITED PARTNERSHIP	Delaware	THAL DFENSE YMARE	Foreign — France
UH STORAGE GP (DE) 15-50, INC.	Delaware	TIETOKILO HOLDING OY	Foreign — Finland
UK LOGIC LLC	Delaware	TISSUE SARL	Foreign — France
UNI-TECH (CA) QRS 15-64 INC.	Delaware	WEGELL GMBH	Foreign — Germany
UNITECH (IL) LLC	Delaware
UNITECH (IL) QRS 11-19, INC.	Illinois
UNI-TECH (PA) L.P.	Delaware
UNI-TECH (PA) QRS 15-51, INC.	Delaware
UNI-TECH (PA) QRS 15-63 INC.	Delaware
UTI (IL) GP QRS 11-69, INC.	Delaware
UTI (IL) L.P.	Delaware
UTI (IL) TRUST	Maryland
VENICE (CA) LP	Delaware
WADD-II (TN) LP	Delaware
WADD-II GENERAL PARTNER (TN) QRS 15-19, INC.	Delaware
WALSAFE (CA) QRS 10-8, INC.	California
WEG (GER) QRS 15-83, INC.	Delaware
WELL (MULTI) QRS 15-17, INC.	Delaware
WELL PROP II (GA-MD) QRS 15-55 INC.	Delaware
WELL-MEZZ (MULTI) LLC	Delaware
WELL-PROP (MULTI) LLC	Delaware
WOLV (DE) LIMITED PARTNERSHIP	Delaware
WORLD (DE) QRS 15-65, INC.	Delaware
WORTH (OH-TN) LIMITED PARTNERSHIP	Delaware
WORTH GP (OH-TN) QRS 15-72, INC.	Delaware
WORTH LP (OH-TN) QRS 15-73, INC.	Delaware
WRENCH (DE) LIMITED PARTNERSHIP	Delaware
WRENCH (DE) QRS 15-31, INC.	Delaware
WRENCH (DE) TRUST	Maryland